EXHIBIT 99.1
------------


          (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                            18 U.S.C. Section 1350)

The undersigned hereby certify that:

     (i) This Form 10-QSB, Quarterly Report, for the period ended September 30, 2002, as filed by Chestatee Bancshares, Inc. (the "Company") with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 13, 2002         BY: /s/ J. Philip Hester, Sr.
      -----------------             -------------------------------------------
                                    J. Philip Hester, Sr., President and C.E.O.
                                    (Principal Executive Officer)


Date: November 13, 2002         BY: /s/ Deborah F. McLeod
      -----------------             -------------------------------------------
                                    Deborah F. McLeod, C.F.O. and Treasurer
                                    (Principal Financial and Accounting Officer)